EXHIBIT 99.1

NextTrip Announces Canadian Travel Joint Venture with The Travel Agent Next Door

Venture provides an accelerated path to Canadian travel revenues through an established partner with 1,850 agents and C$620 million in annual travel sales

Sunrise, FL – October 21, 2026 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” the “Company,” “we,” “our,” or “us”), a technology-forward travel and media company defining the intersection of media, travel, and the creator economy, today announced a joint venture agreement with The Travel Agent Next Door Inc. (TTAND), an established Canadian travel agency network with 1,850 agents generating C$620 million in annual travel sales. The venture will connect Canadian viewers of JOURNY TV with travel planning, booking and fulfillment through a dedicated JOURNYGO Travel offering, providing NextTrip with an accelerated path to generating travel revenues in the Canadian market.

The agreement combines NextTrip’s content-to-commerce capabilities with TTAND’s established Canadian travel infrastructure. NextTrip will generate travel inquiries through its streaming media and related marketing channels, while TTAND will provide a dedicated team of travel advisors, supplier access, booking services and end-to-end fulfillment. By leveraging these existing capabilities, NextTrip expects to accelerate its Canadian commercial rollout and shorten the path from viewer engagement to commission-generating travel bookings.

With travel agents in every Canadian province, TTAND’s network enables consumers to receive personalized service from local advisors operating Canadian-owned businesses. This approach connects JOURNY viewers with travel professionals in their communities, supporting local businesses while providing assistance throughout the planning and booking process.

“Canada is a natural market in which to extend the connection between what people watch and where they travel,” said Bill Kerby, Founder and Chief Executive Officer of NextTrip. “TTAND brings meaningful scale, with 1,850 agents and C$620 million in annual travel sales, together with the local expertise and infrastructure to serve Canadian travelers. This venture gives us a fast track to opening a new revenue channel for NextTrip in Canada. We can connect JOURNY’s travel inspiration with an established booking and fulfillment operation that supports local Canadian-owned businesses, while building additional opportunities for advertisers, sponsors and travel suppliers.”

Under the agreement, Canadian consumers responding to NextTrip campaigns will be directed to a dedicated JOURNYGO Travel website or telephone service and connected with TTAND advisors trained to support the program. TTAND will manage inquiries, bookings, invoicing, customer service and commission administration, supported by tracking and reporting tools designed to measure the journey from inquiry to completed booking. The model supports both individual travelers and groups.

NextTrip will receive a share of the booking commissions remaining after applicable advisor compensation or specified customer service costs. For NextTrip, the arrangement creates an additional potential source of travel commission income from its Canadian audience, alongside opportunities to monetize media through advertising, sponsorships and branded content. NextTrip retains ownership of the JOURNYGO Travel brand.

The collaboration also provides a framework to explore specialized JOURNY TV programming and travel offers tailored to the interests and aspirations of Canadian travelers. Potential areas include destination weddings, golf, cruise, adventure and destination-focused travel, connecting relevant content with supplier offers and advisor expertise. These initiatives are intended to generate additional travel demand and booking opportunities for both companies. Development of individual programs will depend on commercial arrangements and production plans.

Where appropriate, TTAND will facilitate introductions to its preferred travel suppliers to explore potential sponsorship, advertising and co-marketing support for NextTrip’s original productions and other media projects. These introductions are intended to align relevant supplier interests with programming opportunities that can engage Canadian travelers and connect that engagement with a supported booking process. Supplier support has not been committed under the agreement.

“Our role is to help turn travel interest into a well-serviced travel experience,” said Brad Miron, Vice President of Strategic Partnerships at The Travel Agent Next Door. “With advisors in every province, we can connect Canadian travelers with local expertise while supporting Canadian-owned businesses in their communities. By bringing together our advisor network, supplier relationships and operational capabilities with JOURNY’s content and audience, we see an opportunity to create incremental business for our advisors, supplier partners and NextTrip.”

For NextTrip, the venture advances its strategy of connecting media engagement with travel transactions through established local operators. The Canadian initiative brings together audience reach, advisor-led conversion and fulfillment, providing a foundation for travel commission income and potential supplier-supported media revenues. Launch timing and specific program offerings will be announced as implementation progresses.

About The Travel Agent Next Door

The Travel Agent Next Door specializes in supporting the independent travel agent with a network across Canada. The company provides supplier relationships, technology solutions, marketing, training and operations support. The company is now part of the UK-based Travel Counsellors Group through an equity partnership and has an office in downtown Toronto and a branch office in Vancouver, with BCCP, ACTA, TICO, CLIA and IATA designations.

About NextTrip

NextTrip, Inc. (NASDAQ: NTRP) is a technology-forward travel and media company defining the intersection of media and travel. NextTrip offers complementary brands that serve consumers and business customers in their respective markets while contributing to a broader content-to-commerce ecosystem.

Its portfolio includes JOURNY TV, TravelMagazine.com, JOURNYGO, YADA’s creator-commerce capabilities, Five Star Alliance, NextTrip Travel and NextTrip Pro’s advisor and group travel services. Together, these businesses combine entertainment, travel inspiration, audiences, booking capabilities and shared technology to engage travelers from discovery through planning, booking and fulfillment.

By connecting its brands, NextTrip seeks to strengthen each line of business, support growth across the ecosystem and create value for consumers, shareholders and travel professionals, while expanding opportunities for destinations, creators, sponsors, advertisers and industry partners.

For more information, visit www.nexttripinc.com and investors.nexttrip.com. Follow us on LinkedIn and on X.

Forward-Looking Statement Disclaimer

This announcement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. For example, statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future activities are all forward-looking statements. These statements are generally accompanied by words such as “intend,” anticipate,” “believe,” “estimate,” “potential(ly),” “continue,” “forecast,” “predict,” “plan,” “may,” “will,” “could,” “would,” “should,” “expect” or the negative of such terms or other comparable terminology.

The Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, based on information available to it on the date hereof, but the Company cannot provide assurances that these assumptions and expectations will prove to have been correct or that the Company will take any action that the Company may presently be planning. However, these forward-looking statements are inherently subject to known and unknown risks and uncertainties. Actual results or experience may differ materially from those expected or anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies, available cash resources, competition from other similar businesses, and market and general economic factors.

Readers are urged to read the risk factors set forth in the Company’s filings with the United States Securities and Exchange Commission at www.sec.gov . The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

NextTrip, Inc

Richard Marshall

Director of Corporate Development

Email: Richard.Marshall@NextTrip.com

For investor relations inquiries, please contact:

Jérôme Cliche
Oncore Network LLC

Phone: +1-302-488-9830
Email: IR@oncorenetwork.com

The Travel Agent Next Door

Jill Wykes Communications

Phone: 416-543-6836